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     ATTACHMENT - ITEM 19(b)1(a) - ARTICLES OF AMALGMATION
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NOTE: The Articles of Amalgamation were prepared on a pre-printed form and re-created in an electronic format as near as possible to the original form.




            The Articles of Amalgamation begin on the following page.



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
 (STAMPED BY THE MINISTRY:)                                                        Ontario Corporation Number
                                                                                 Numero de la compagnie en Ontario

                                                                                 1236943
Ministry of Consumer            Ministere de la                                  ---------------------------------
and Commercial                  Consommation el du
Relations Ontario               Commerce

CERTIFICATE                     CERTIFICAT
This is to certify that these   Ceei certifc que les presents
articles are effective on       statue entrent on viguerur le
    MAY     09                  MAI,    1997                                  Trans     Line              Comp    Method
                                                                              Code       No       Stat/   Type    Incorp.  Share
                                                                             --------   -----    -----   ------   ------   -----
                                                                                A         0        0       A        3        S
                                                                             --------   -----    -----   ------   ------   -----
                 ( signature )                                                 18        20       28      29       30       31
               Director/Directeur
Business Corporations Act/ Loi de sur les compagnies                          Notice
                                                                              Req'd          Jurisdiction
                                                                             --------   -----------------------            -----
                                                                                N              ONTARIO                       A
                                                                             --------   -----------------------            -----
                                                                               32       33                   47              57
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                            ARTICLES OF AMALGAMATION
                                STATUTS DE FUSION

                  1.    The name of the amalgamated corporation is:            Denomination sociale de la compagnie issue de la
                                                                               fusion:
    Form 4
   Business
 Corporations           I  N  T  E  R  N  A  T  I  O  N  A  L     U  R  A  N  I U  M     C  O  R  P  O  R  A  T  I  O  N
     Act

    Formule
   numero 4
     Loi          2.    The address of the registered office is:               Addresse du siege social:
   sur les
  compagnies
                                                         40 King Street West, Suite 2100
                  --------------------------------------------------------------------------------------------------------------
                                    (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
                          (Rue et numero ou numero de la R.R. et, s'il s'agit d'un edifice a bureau, numero du bureau)


                                                                                                      --------------------------
                                                                 Toronto, Ontario                        M    5   H   3   C   2
                  --------------------------------------------------------------------------------------------------------------
                                                      (Name of Municipality or Post Office)                   (Postal Code)
                                                     (Nom de la municipalite ou du bureau de poste)           (Code postal)

                                  Municipality of                                           Metropolitan Toronto
                  -----------------------------------------------         ------------------------------------------------------
                   (Name of Municipality, Geographic Township)       in         (County, District or Regional Municipality)
                       (Nom de la municipalite, du canton)       dans le/la      (Comte, district, municipalite regionale)


                  3.    Number (or minimum and maximum number) of         Nombre (ou nombres minimal et maximal)
                        directors is:                                     d'administrateurs:

                        A minimum of three (3) directors
                        and a maximum of ten (10) directors

                  4.    The director(s) is/are:                           Administrateur(s):                              Resident
                                                                                                                          Canadian
                                                              Residence address, giving Street & No. or R.R. No.,         State
                                                              Municipality and Postal Code                                Yes or No
                                                              Adresse personnelle, y compris la rue et le numero, le      Resident
                      First name, initials and last name      Numero de la R.R., le nom de la municipalite et le code     Canadien
                      Prenom, initiales et nom de famille     Postal                                                      Oui/Non
                  ---------------------------------------     -------------------------------------------------------     ---------

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                           See 1A which follows


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                                                                            1A
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
                  4.    The directors are:
                                                                                                 Resident
                  Name                               Address                                     Canadian
                  ---------------------------------------------------------------------------------------
                  David C. Frydenlund                885 West Georgia Street                       Yes
                                                     Vancouver, B.C.
                                                     V6C 3E8

                  Earl E. Hoellen                    3 Vista Road                                  No
                                                     Englewood, Colorado 80110
                                                     USA

                  Christopher J.F. Harrop            320 Bay Street                                Yes
                                                     Suite 1210
                                                     Toronto, Ontario
                                                     M5H 4A6

                  Adolf H. Lundin                    6 rue de Rive                                 No
                                                     Geneva 3
                                                     Switzerland

                  Lukas H. Lundin                    885 West Georgia Street                       Yes
                                                     Vancouver, B.C.
                                                     V6C 3E8

                  John H. Craig                      8 Saunders Street                             Yes
                                                     Toronto, Ontario
                                                     M5M 3S4

                  William A. Rand                    885 West Georgia Street                       Yes
                                                     Vancouver, B.C.
                                                     V6C 3E8


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                5   A) The amalgamation agreement has been duly              A) Les actionnaires de chaque compagnie qui
                       adopted by the shareholders of each of the               fusionne ont dument adopte la convention de
                       amalgamating corporations as required by      ------     fusion conformement au paragraphe 176(4) de
                       subsection 176(4) of the Business               X        la Loi sur les compagnies a la date mentionnee
                       Corporations Act on the date set out below.   ------     ci-dessous.


                                                           --------------------------
                                                           Check               Cocher
                                                           A or B              A ou B
                                                           --------------------------


                    B) The amalgamation  has been approved by                B) Les administrateurs de chaque compagnie qui
                       the directors of each amalgamating corporation           fusionne ont approuve la fusion par voie de
                       by a resolution as required by section 177   ------      resolution conformement a l'article 177 de las
                       of the Business Corporations Act on the date             Loi sur les compagnies a la date mentionnee
                       set out below.                               ------      ci-dessous. Les statuts de fusion reprennent
                       The articles of amalgamation  in substance               essentiellement les dispositions des statuts
                       contain the provisions of the articles of                constitutifs de
                       incorporation of

                  --------------------------------------------------------------------------------------------------------------

                       And are more particularly set out in  these              et sont enonces textuellement aux presents
                       articles.                                                statuts.

                       Names of amalgamating
                       corporations                       Ontario Corporation Number          Date of Adoption/Approval
                       Denomination sociale des           Numero de la compagnie en           Date d'adoption ou d'approbation
                       Compagnies qui fusionnent          Ontario
                 -------------------------------------------------------------------------------------------------------------
                           International
                        Uranium Corporation                      1202352                              April 15, 1997

                         Thornbury Capital
                            Corporation                            62713                              March 20, 1997


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                 6.   Restrictions, if any, on business corporation              Limites, s'il y a lieu, imposees aux activites
                      may carry on or on powers the corporation                  commerciales ou aux pouvoirs de la compagnies.
                      exercise.


                             None.



                 7.   The classes and any maximum number of                      Categories et nombre maximal, s'il y a lieu,
                      shares that the corporation is authorized                  d'actions que la compagnie est autorisee a
                      to issue:                                                  emettre:


                             An unlimited number of common shares.
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                                                                             4

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
                 8.   Rights, privileges, restrictions and conditions (if        Droits, privileges, restrictions et conditions,
                      any) attaching to each class of shares and directors       s'il y a lieu, rattaches a chaque categorie
                      authority with respect to any class of shares which        d'actions et pouvoirs des administrateurs
                      may be issued in series:                                   relatifs a chaque categorie d'actions qui peut
                                                                                 etre emise en serie:


                             Not Applicable.

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
                9.   The issue, transfer or ownership of shares is/is not        L'emission, le transfert ou la propriete d'actions
                     restricted and the restrictions (if any) are as             est/n'est pas restreinte. Les restrictions, s'il
                     follows:                                                    y a lieu, sont les suivantes:

                             No restrictions on transfer.


               10.   Other provisions (if any):                                  Autres dispositions, s'il y a lieu:

     Without in any way restricting the powers conferred upon the Corporation or its board of directors by the Business Corporations Act, as now enacted or as the same may from time to time be amended, re-enacted or replaced, the board of directors may from time to time, without authorization of the shareholders, in such amounts and on such terms as it deems expedient:


     (a)  borrow money upon the credit of the Corporation;

     (b)  issue, re-issue, sell or pledge debt obligations of the Corporation;

     (c) subject to the provisions of the Business Corporations Act, as now enacted or as the same may from time to time be amended, re-enacted or replaced, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

     (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation owned or subsequently acquired, to secure any obligation of the Corporation.

     Continued on Page 5A

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
11.  The statements required by subsection 178(2) of the          Les declarations exigees aux termes du paragraphe
     Business Corporations Act are attached as Schedule           178(2) de la Loi sur les compagnies constituent l'annexe
     "A".                                                         "A".


12.  A copy of the amalgamation agreement or directors            Une copie de la convention de fusion ou les resolutions
     resolutions (as the case may be) is/are attached as          des administrateurs (selon le cas) constitute(nt) l'annexe
     Schedule "B".                                                "B".
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                                                                            5A

     10.  Other Provisions (continued)

     The board of directors may from time to time delegate to a director, a committee of directors or an officer of the Corporation any or all of the powers conferred on the board as set out above, to such extent and in such manner as the board shall determine at the time of such delegation.


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
     These article are signed in duplicate                      Les presents statuts sont signes en double exemplaire.


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     Names of the amalgamating corporations and                 Denomination sociale des compagnies qui fusionnent,
     signatures and descriptions of office of their             signature et fonction de leurs dirigeants regulierement
     proper officers                                            designes.


        INTERNATIONAL URANIUM                                       THORNBURY CAPITAL
        CORPORATION                                                 CORPORATION


        Per:                                                        Per:
            -----------------------------                               -----------------------------
            John H. Craig, Director                                     Christopher J.F. Harrop,
                                                                        President

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                                  SCHEDULE "A"

                       STATEMENT OF DIRECTOR OR OFFICER OF
              INTERNATIONAL URANIUM CORPORATION (THE "CORPORATION")
                        PURSUANT TO SUBSECTION 178(2) OF
               THE BUSINESS CORPORATIONS ACT (ONTARIO) (THE "ACT")


          WHEREAS the Corporation and Thornbury Capital Corporation wish to amalgamate and continue as one corporation (the "Amalgamated Corporation");

          AND WHEREAS the undersigned is required to make the following statements in connection with the said amalgamation:

1.        The undersigned is a director of the Corporation;

2.        There are reasonable grounds for believing that

     (a) the Corporation is, and the Amalgamated Corporation will be, able to pay its liabilities as they become due; and

     (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

3. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

4. With respect to paragraph 178(2) of the Act, no creditors have notified the Corporation that they object to the amalgamation.

5. As no creditor of the Corporation has notified the Corporation of its objection to the amalgamation, the Corporation has not given any notice pursuant to 178(2)(d) of the Act.

          DATED as of the         day of May, 1997.


                                      ----------------------------------
                                      John H. Craig, Director


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                                  SCHEDULE "A"


                       STATEMENT OF DIRECTOR OR OFFICER OF
                THORNBURY CAPITAL CORPORATION (THE "CORPORATION")
                        PURSUANT TO SUBSECTION 178(2) OF
               THE BUSINESS CORPORATIONS ACT (ONTARIO) (THE "ACT")


          WHEREAS the Corporation and International Uranium Corporation wish to amalgamate and continue as one corporation (the "Amalgamated Corporation");

          AND WHEREAS the undersigned is required to make the following statements in connection with the said amalgamation:

1.        The undersigned is the President and a director of the Corporation;

2.        There are reasonable grounds for believing that

     (a) the Corporation is, and the Amalgamated Corporation will be, able to pay its liabilities as they become due; and

     (b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

3. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

4. With respect to paragraph 178(2) of the Act, no creditors have notified the Corporation that they object to the amalgamation.

5. As no creditor of the Corporation has notified the Corporation of its objection to the amalgamation, the Corporation has not given any notice pursuant to 178(2)(d) of the Act.

          DATED as of the          day of May, 1997.


                                        ----------------------------------
                                        Christopher J.F. Harrop,
                                        President and Director



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                                  SCHEDULE "B"

                            (Amalgamation Agreement)


                        (see Attachment - Item 19(b)3(a))